KILROY REALTY
2006 INCENTIVE AWARD PLAN

STOCK OPTION GRANT NOTICE AND STOCK OPTION AGREEMENT

Kilroy Realty Corporation, a Maryland corporation (the “Company”), pursuant to its 2006 Incentive Award Plan, as amended from time to time (the “Plan”), hereby grants to the individual listed below (the “Optionee”), an option to purchase the number of shares of common stock of the Company (“Shares”) set forth below (the “Option”). The Option is subject to all of the terms and conditions set forth in this Stock Option Grant Notice (this “Grant Notice”), the Stock Option Agreement attached hereto as Exhibit A (the “Agreement”) and the Plan, which are incorporated herein by reference. Unless otherwise expressly defined in this Grant Notice, all capitalized terms used in this Grant Notice shall have the meanings given to such terms in the Plan and the Agreement.

Optionee:	[_______]
Grant Date:	[_______]
Vesting Commencement Date:	[_______]
Exercise Price per Share:	$[_______]/Share
Total Exercise Price:	$[_______]
Total Number of Shares Subject to the Option:	[_______] Shares
Expiration Date:	[_______]

Type of Option: [___] Incentive Stock Option [___] Non-Qualified Stock Option

Vesting Schedule:	[_______].

Termination:	The Option shall terminate on the Expiration Date set forth above or, if earlier, in accordance with the terms of the Agreement.
By his or her signature, the Optionee agrees to be bound by the terms and conditions of the Plan, the Agreement and this Grant Notice. The Optionee has reviewed the Agreement, the Plan and this Grant Notice in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Grant Notice and fully understands all provisions of this Grant Notice, the Agreement and the Plan. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Plan or relating to the Option.

KILROY REALTY CORPORATION	OPTIONEE

By: ____________________________
Name: ____________________________
Title: ____________________________

By: ____________________________
Name: ____________________________
Title: ____________________________
By: ______________________________ Name: ______________________________ Address: ______________________________ ______________________________

Exhibit A to Stock Option Grant Notice

STOCK OPTION AGREEMENT

Pursuant to the Stock Option Grant Notice (the “Grant Notice”) to which this Stock Option Agreement (this “Agreement”) is attached, Kilroy Realty Corporation, a Maryland corporation (the “Company”), has granted to the Optionee an option (the “Option”) under the Company's 2006 Incentive Award Plan, as amended from time to time (the “Plan”) to purchase the number of shares of common stock of the Company (“Shares”) indicated in the Grant Notice. Unless otherwise expressly defined in this Agreement, all capitalized terms used in this Agreement shall have the meanings given to such terms in the Plan and the Grant Notice.

ARTICLE I.
GENERAL
5.1.Incorporation of Terms of Plan. The Option is subject to the terms and conditions of the Plan, which are incorporated herein by reference. In the event of any inconsistency between the Plan, the Grant Notice and this Agreement, the terms of the Plan shall control.

ARTICLE II.
GRANT OF OPTION
3.1.Grant of Option. In consideration of the Optionee's past and/or continued employment with or service to the Company, the TRS, the Partnership or any Subsidiary (each, an “Affiliate”) and for other good and valuable consideration, effective as of the Grant Date set forth in the Grant Notice (the “Grant Date”), the Company hereby grants to the Optionee the Option to purchase any part or all of the aggregate number of Shares set forth in the Grant Notice, upon the terms and conditions set forth in the Plan and this Agreement. Unless designated as a Non-Qualified Stock Option in the Grant Notice, the Option shall be an Incentive Stock Option to the maximum extent permitted by law.

3.2.Exercise Price. The exercise price of the Shares subject to the Option shall be as set forth in the Grant Notice, without commission or other charge; provided, however, that the exercise price per share of the Shares subject to the Option shall not be less than 100% of the Fair Market Value of a Share on the Grant Date. Notwithstanding the foregoing, the Option is an Incentive Stock Option and the Optionee owns stock possessing more than ten percent of the total combined voting power of all classes of Stock of the Company or any “parent corporation” or “subsidiary corporation” of the Company within the meaning of Section 424(e) and 424(f), respectively, of the Code as of the Grant Date, the exercise price per share of the Shares subject to the Option shall not be less than 110% of the Fair Market Value of a Share on the Grant Date.

3.3.Consideration to the Company. In consideration of the grant of the Option by the Company, the Optionee agrees to render faithful and efficient services to the Company or any Affiliate. Nothing in the Plan or this Agreement shall confer upon the Optionee any right to continue in the employ or service of the Company or any Affiliate or shall interfere with or restrict in any way the rights of the Company and its Affiliates, which rights are hereby expressly reserved, to discharge or terminate the services of the Optionee at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in a written agreement between the Company or an Affiliate and the Optionee.

ARTICLE III.
PERIOD OF EXERCISABILITY
3.1.Commencement of Exercisability.

(a)Subject to Sections 3.1(b), 3.2, 3.3, 5.10 and 5.13 hereof, the Option shall become vested and exercisable in such amounts and at such times as are set forth in the Grant Notice.
(b)No portion of the Option which has not become vested and exercisable as of the date of termination of the Optionee's Employment shall thereafter become vested and exercisable, except as may be otherwise provided by the Committee or as set forth in a written agreement between the Company and the Optionee.
3.2.Duration of Exercisability. The installments provided for in the vesting schedule set forth in the Grant Notice are cumulative. Each such installment which becomes vested and exercisable pursuant to the vesting schedule set forth in the Grant Notice shall remain vested and exercisable until it becomes unexercisable under Section 3.3 hereof.
3.3.Expiration of Option. The Option may not be exercised to any extent by anyone after the first to occur of the following events:
(a)The Expiration Date set forth in the Grant Notice;
(b)If this Option is designated as an Incentive Stock Option and the Optionee owns stock possessing more than ten percent of the total combined voting power of all classes of Stock of the Company or any “parent corporation” or “subsidiary corporation” of the Company within the meaning of Section 424(e) and 424(f), respectively, of the Code as of the Grant Date, the expiration of five (5) years from the Grant Date;
(c)The date that is three (3) months from the date of the termination of the Optionee's service with the Company or its Affiliates by the Company (or an Affiliate) without cause or by the Optionee for any reason (other than due to death or disability);
(d)The expiration of one (1) year from the date of the termination of the Optionee's service with the Company or its Affiliates by reason of the Optionee's death or disability; or
(e)The start of business on the date of the termination of the Optionee's service with the Company or its Affiliates by the Company (or an Affiliate) for cause (as determined by the Administrator).
The Optionee acknowledges that an Incentive Stock Option exercised more than three (3) months after the termination of the Optionee's service with the Company or its Affiliates, other than by reason of death or disability, will be taxed as a Non-Qualified Stock Option.
3.4.Special Tax Consequences. The Optionee acknowledges that, to the extent that the aggregate Fair Market Value (determined as of the time the Option is granted) of all Shares with respect to which Incentive Stock Options, including the Option, are exercisable for the first time by the Optionee in any calendar year exceeds $100,000, the Option and such other options shall be Non-Qualified Stock Options to the extent necessary to comply with the limitations imposed by Section 422(d) of the Code. The Optionee further acknowledges that the rule set forth in the preceding sentence shall be applied by taking the Option and other “incentive stock options” into account in the order in which they were granted, as determined under Section 422(d) of the Code and the Treasury Regulations thereunder.

ARTICLE IV.
EXERCISE OF OPTION
4.1.Person Eligible to Exercise. Except as provided in Section 5.2 hereof, during the lifetime of the Optionee, only the Optionee may exercise the Option or any portion thereof. After the death of the Optionee, any exercisable portion of the Option may, prior to the time when the Option becomes unexercisable under Section 3.3 hereof, be exercised by the deceased Optionee's personal representative or by any person empowered to do so under the deceased Optionee's will or under the then-applicable laws of descent and distribution.
4.2.Partial Exercise. Any exercisable portion of the Option or the entire Option, if then wholly exercisable, may be exercised in whole or in part at any time prior to the time when the Option or portion thereof becomes unexercisable under Section 3.3 hereof. However, the Option shall not be exercisable with respect to fractional shares.
4.3.Manner of Exercise. The Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary of the Company (or any third party administrator or other person or entity designated by the Company) of all of the following prior to the time when the Option or such portion thereof becomes unexercisable under Section 3.3 hereof:
(a)A written or electronic notice complying with the applicable rules established by the Committee stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Optionee or other person then entitled to exercise the Option or such portion of the Option;
(b)Full payment of the exercise price and applicable withholding taxes to the stock administrator of the Company for the Shares with respect to which the Option, or portion thereof, is exercised, in a manner permitted by Section 4.4 hereof;
(c)Any other written representations or documents as may be required in the Committee's sole discretion to effect compliance with all applicable provisions of the Securities Act, the Exchange Act, any other federal, state or foreign securities laws or regulations, the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded or any other applicable law; and
(d)In the event the Option or portion thereof shall be exercised pursuant to Section 4.1 hereof by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option.
Notwithstanding any of the foregoing, the Company shall have the right to specify all conditions of the manner of exercise, which conditions may vary by country and which may be subject to change from time to time.
4.4.Method of Payment. Payment of the exercise price shall be by any of the following, or a combination thereof, at the election of the Optionee:
(a)Cash;
(b)With the consent of the Committee, delivery of a written or electronic notice that the Optionee has placed a market sell order with a broker with respect to Shares then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the aggregate exercise price; provided, that payment of such proceeds is then made to the Company at such time as may be required by the Company not later than the settlement of such sale;
(c)With the consent of the Committee, surrender of other Shares having a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Shares with respect to which the Option or portion thereof is being exercised;

(d)With the consent of the Committee, surrendered Shares issuable upon the exercise of the Option having a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Shares with respect to which the Option or portion thereof is being exercised; or
(e)With the consent of the Committee, such other property as may be acceptable to the Committee.
4.5.Conditions to Issuance of Stock Certificates. The Shares deliverable upon the exercise of the Option, or any portion thereof, may be either previously authorized but unissued Shares, treasury Shares or Shares purchased on the open market. Such Shares shall be fully paid and nonassessable. The Company shall not be required to issue or deliver any certificates or make any book entries evidencing Shares purchased upon the exercise of the Option or portion thereof prior to fulfillment of the conditions set forth in Section 10.5 of the Plan.
4.6.Rights as Stockholder. The holder of the Option shall not be, nor have any of the rights or privileges of, a stockholder of the Company, including, without limitation, voting rights and rights to dividends, in respect of any Shares purchasable upon the exercise of any part of the Option unless and until such Shares shall have been issued by the Company and held of record by such holder (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 11.1 of the Plan.
ARTICLE V.
OTHER PROVISIONS
5.1.Administration. The Committee shall have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon the Optionee, the Company and all other interested persons. No member of the Committee or the Board shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan, this Agreement or the Option.
5.2.Transferability of Option. This Option shall be subject to such limitations on transfer as set forth in Section 10.3 of the Plan.
5.3.Tax Consultation. The Optionee understands that the Optionee may suffer adverse tax consequences as a result of the grant, vesting and/or exercise of the Option, and/or with the purchase or disposition of the Shares subject to the Option. The Optionee represents that the Optionee has consulted with any tax consultants the Optionee deems advisable in connection with the purchase or disposition of such Shares and that the Optionee is not relying on the Company for any tax advice.
5.4.Adjustments. The Optionee acknowledges that the Option is subject to modification and termination in certain events as provided in this Agreement and Article 14 of the Plan.
5.5.Notices. Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of the Secretary of the Company at the Company's principal office, and any notice to be given to the Optionee shall be addressed to the Optionee's last address reflected on the Company's records. Any notice which is required to be given to the Optionee shall, if the Optionee is then deceased, be given to the person entitled to exercise his or her Option pursuant to Section 4.1 hereof by written notice under this Section 5.5. Any notice shall be deemed duly given when sent by reputable overnight courier or by certified mail (return receipt requested) through the United States Postal Service.

5.6.Optionee's Representations. If the Shares purchasable pursuant to the exercise of this Option have not been registered under the Securities Act or any applicable state laws on an effective registration statement at the time this Option is exercised, the Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, make such written representations as are deemed necessary or appropriate by the Company and/or its counsel.
5.7.Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.
5.8.Governing Law. The laws of the State of Maryland shall govern the interpretation, validity, administration, enforcement and performance of the terms of this Agreement regardless of the law that might be applied under principles of conflicts of laws.
5.9.Conformity to Securities Laws. The Optionee acknowledges that the Plan and this Agreement are intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, and state securities laws and regulations. Notwithstanding anything herein to the contrary, the Plan shall be administered, and the Option is granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and this Agreement shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.
5.10.Amendments, Suspension and Termination. To the extent permitted by the Plan, this Agreement may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Committee or the Board, provided, however, that, except as may otherwise be provided by the Plan, no amendment, modification, suspension or termination of this Agreement shall adversely affect the Option in any material way without the prior written consent of the Optionee.
5.11.Successors and Assigns. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth or incorporated by reference, this Agreement shall be binding upon the Optionee and his or her heirs, executors, administrators, successors and assigns.
5.12.Notification of Disposition. If this Option is designated as an Incentive Stock Option, the Optionee shall give prompt notice to the Company of any disposition or other transfer of any Shares acquired under this Agreement if such disposition or transfer is made (a) within two (2) years from the Grant Date with respect to such Shares or (b) within one (1) year after the transfer of such Shares to the Optionee. Such notice shall specify the date of such disposition or other transfer and the amount realized, in cash, other property, assumption of indebtedness or other consideration, by the Optionee in such disposition or other transfer.
5.13.Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan or this Agreement, if the Optionee is subject to Section 16 of the Exchange Act, then the Plan, the Option and this Agreement shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, this Agreement shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.
5.14.Not a Contract of Service Relationship. Nothing in this Agreement or in the Plan shall confer upon the Optionee any right to continue to serve as an Employee or other service provider of the Company or any of its Affiliates or shall interfere with or restrict in any way the rights of the Company and its Affiliates, which rights are hereby expressly reserved, to discharge or terminate the services of the Optionee at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in a written agreement between the Company or an Affiliate and the Optionee.

5.15.Entire Agreement. The Plan, the Grant Notice and this Agreement (including all Exhibits thereto, if any) constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and the Optionee with respect to the subject matter hereof.
5.16.Section 409A. Notwithstanding any other provision of the Plan, this Agreement or the Grant Notice, the Plan, this Agreement and the Grant Notice shall be interpreted in accordance with the requirements of Section 409A of the Code. The Committee may, in its discretion, adopt such amendments to the Plan, this Agreement or the Grant Notice or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, as the Committee determines are necessary or appropriate to comply with the requirements of Section 409A of the Code.